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                          RESTRICTED STOCK AGREEMENT

This Agreement is made effective as of January 1, 2001 (the 'Effective Date') between Robert P. Crouch (the 'Employee') and Modis Professional Services, Inc., a Florida corporation (the "Company").

                        W I T N E S S E T H   T H A T:

WHEREAS, the Company has awarded to Employee 50,000 shares (the 'Shares') of the common stock ('Stock') of the Company effective as of January 1, 2001 (the 'Effective Date') as a reward for prior service and as an incentive to remain with the Company and to work to increase the value of the Stock; and

WHEREAS, the Shares are subject to the terms and conditions hereinafter provided;

NOW, THEREFORE, the Company and the Employee agree as follows:

1. AWARD. The Employee hereby is granted 50,000 Shares as of the Effective Date subject to all the terms and conditions of this Agreement.

2. STOCK CERTIFICATE. The Employee hereby acknowledges that a stock certificate for Restricted Shares (the 'Certificate') is hereby awarded to the Employee hereunder, bearing the following legend:

     'The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and Modis Professional Services, Inc., effective as of January 1, 2001. Copies of such Agreement are on file in the offices of the Secretary, Modis Professional Services, Inc., One Independent Drive, Jacksonville, Florida 32202.'

The Employee shall return the Certificate to the Company upon the forfeiture of any Shares pursuant to Section 6 below. Thereafter, the Company shall reissue a new Certificate for the number of Shares, if any, which were not forfeited. The new Certificate, if any, and the Shares represented thereby shall remain subject to this Agreement.

3. VESTING OF SHARES. The Employee agrees the Shares shall vest as follows:

     (a) Restriction Period. If the Employee shall cease to be employed by the Company for any reason other than (i) termination without good cause or for good reason (as those terms are defined in the Employment Agreement between Employee and Company); or (ii) a Change in Control of the Company at any time prior to the dates set forth below, the Employee shall forfeit and return to the Company any Shares which remain unvested as of such date for no payment.

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                                                 Number of Shares Vested
------------------------------------------ ----------------------------------
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1st Anniversary of Effective Date                                   16,666
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2nd Anniversary of Effective Date                                   16,667
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3rd Anniversary of Effective Date                                   16,667
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     (b) Employee shall become vested in any Shares remaining unvested under paragraph (a) upon the occurrence of: (i) a Change in Control of the Company, as such term is defined in Section 4 of this Agreement; or (ii) termination of Employee's employment without Good Cause or for Good Reason.

     (c) No Shares received by the Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless vested pursuant to Section 3(a) or (b), above.

4. CHANGE IN CONTROL. For purposes of this Agreement, 'Change in Control' shall
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mean:

     (a) the acquisition by any person or persons (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) not a shareholder of Employer on June 1, 1998, of legal or beneficial ownership of 35% or more of either (A) the then outstanding shares of common stock of the Company, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

     (b) individuals who, as of the date hereof, constitute the Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Board shall be considered as though such individual were a member of the Board as of the date hereof;

     (c) approval by the shareholders of the Company of a reorganization, merger, or consolidation, in each case unless the shareholders of the Company immediately before such reorganization, merger, or consolidation own, directly or indirectly, immediately following such reorganization, merger, or consolidation at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation in substantially the same proportion as their ownership of the voting securities immediately before such reorganization, merger or consolidation; or

     (d) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of more than 50% of the assets of the Company within a twelve month period.

5. VOTING RIGHTS; DIVIDENDS; CAPITAL CHANGES.

     (a) Except as otherwise limited or provided in this Agreement, with respect to any Shares subject to the restrictions of this Agreement, the Employee shall be a shareholder of the Company and shall have all of the rights of a shareholder with respect to the Shares, including full power to vote all of the Shares from time to time. Dividends on such shares shall be paid to the Employee.

     (b) Any new, additional or different shares of capital stock or other securities issued with respect to any of the Shares described herein or in substitution or replacement thereof shall be subject to all of the terms and conditions of this Agreement and shall be delivered to the Employee (or the Employee's beneficiary) or revert to the Company under the same circumstances as the original Shares with respect to, or in substitution for which they were issued.

6. DELIVERY OF STOCK CERTIFICATE TO COMPANY. If Employee refuses to deliver to Company a properly endorsed stock certificate for any Shares forfeited, the Employee hereby authorizes and directs the Company to cancel on its books and records (including but not limited to its stock transfer book) the Employee's ownership of the Shares and to take whatever action the Company deems necessary or appropriate to have such Shares registered in the name of the Company without any further action, or direction, by the Employee.

7. COMPLIANCE WITH LAW AND REGULATIONS. The obligations of the Company hereunder are subject to all applicable Federal and state laws and to the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any other government or regulatory agency.

8. ATTORNEYS' FEES. The prevailing party in any litigation hereunder shall be entitled to attorneys' fees and costs of litigation.

9. NO RIGHTS TO EMPLOYMENT. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his employment at any time.

10. GOVERNING LAW. The terms of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to any issues of conflicts of laws.


IN WITNESS WHEREOF, the Employee and Company have executed the Agreement effective as of the day and year first above written.

                                       MODIS PROFESSIONAL SERVICES, INC.
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                                       By: /s/ Derek E. Dewan
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                                       Its:  Chairman

                                       EMPLOYEE

                                       /s/ Robert P. Crouch
                                           ----------------
                                           Robert P. Crouch